UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number	811-21337

Western Asset Global High Income Fund Inc.
(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY		10018
(Address of principal executive offices)		(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-(888) 721-0102

Date of fiscal year end:	May 31

Date of reporting period:	August 31, 2013

ITEM 1.                                                  SCHEDULE OF INVESTMENTS

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

FORM N-Q

AUGUST 31, 2013

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
CORPORATE BONDS & NOTES — 101.9%
CONSUMER DISCRETIONARY — 15.5%
Auto Components — 0.5%
American Axle & Manufacturing Inc., Senior Notes	6.625%	10/15/22	380,000		$390,450
Europcar Groupe SA, Senior Notes	11.500%	5/15/17	200,000	EUR	302,658	(a)
Europcar Groupe SA, Senior Notes	9.375%	4/15/18	1,075,000	EUR	1,413,698	(a)
Total Auto Components					2,106,806
Automobiles — 0.3%
Chrysler Group LLC/CG Co.-Issuer Inc., Secured Notes	8.250%	6/15/21	690,000		760,725	(b)
Jaguar Holding Co. II/Jaguar Merger Sub Inc., Senior Notes	9.500%	12/1/19	290,000		329,150	(a)
Total Automobiles					1,089,875
Diversified Consumer Services — 0.6%
Co-operative Group Holdings 2011 Ltd., Senior Notes	6.875%	7/8/20	100,000	GBP	147,609	(a)
Co-operative Group Holdings 2011 Ltd., Senior Notes	7.500%	7/8/26	260,000	GBP	378,803
Laureate Education Inc., Senior Notes	9.250%	9/1/19	540,000		585,900	(a)
Service Corp. International, Senior Notes	7.625%	10/1/18	185,000		211,132	(b)
Service Corp. International, Senior Notes	7.500%	4/1/27	480,000		520,800	(b)
StoneMor Partners LP/Cornerstone Family Services of WV, Senior Notes	7.875%	6/1/21	500,000		506,250	(a)
Total Diversified Consumer Services					2,350,494
Hotels, Restaurants & Leisure — 3.8%
Bossier Casino Venture Holdco Inc., Senior Secured Bonds	14.000%	2/9/18	739,868		706,283	(a)(c)(d)(e)
Boyd Gaming Corp., Senior Notes	9.125%	12/1/18	410,000		448,950	(b)
Boyd Gaming Corp., Senior Notes	9.000%	7/1/20	670,000		723,600
Burger King Capital Holdings LLC/Burger King Capital Finance Inc., Senior Notes, step bond	0.000%	4/15/19	230,000		202,400	(a)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,280,000		1,321,600	(b)
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	580,000		559,700
Caesars Entertainment Operating Co. Inc., Senior Secured Notes	9.000%	2/15/20	70,000		67,550
Carrols Restaurant Group Inc., Senior Secured Notes	11.250%	5/15/18	770,000		870,100
CCM Merger Inc., Senior Notes	9.125%	5/1/19	940,000		987,000	(a)
Choctaw Resort Development Enterprise, Senior Notes	7.250%	11/15/19	503,000		495,455	(a)
Downstream Development Quapaw, Senior Secured Notes	10.500%	7/1/19	700,000		705,250	(a)(b)
El Pollo Loco Inc., Secured Notes	17.000%	1/1/18	1,257,722		1,323,765	(a)(c)
Enterprise Inns PLC, Senior Secured Bonds	6.500%	12/6/18	1,095,000	GBP	1,709,649
Hoa Restaurant Group LLC/Hoa Finance Corp., Senior Secured Notes	11.250%	4/1/17	880,000		902,000	(a)(b)
Landry’s Holdings II Inc., Senior Notes	10.250%	1/1/18	420,000		446,250	(a)
Landry’s Inc., Senior Notes	9.375%	5/1/20	1,934,000		2,071,797	(a)
Mohegan Tribal Gaming Authority, Senior Notes	9.750%	9/1/21	270,000		276,075	(a)
Rivers Pittsburgh Borrower LP/Rivers Pittsburgh Finance Corp., Senior Secured Notes	9.500%	6/15/19	180,000		194,400	(a)
Seven Seas Cruises S de RL LLC, Senior Secured Notes	9.125%	5/15/19	1,070,000		1,166,300
Total Hotels, Restaurants & Leisure					15,178,124
Household Durables — 0.7%
Standard Pacific Corp., Senior Notes	6.250%	12/15/21	690,000		692,588
WCI Communities Inc., Senior Notes	6.875%	8/15/21	620,000		602,950	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Household Durables — continued
William Lyon Homes Inc., Senior Notes	8.500%	11/15/20	830,000		$883,950
Woodside Homes Co. LLC/Woodside Homes Finance Inc., Senior Notes	6.750%	12/15/21	550,000		550,000	(a)
Total Household Durables					2,729,488
Media — 6.6%
Carmike Cinemas Inc., Secured Notes	7.375%	5/15/19	290,000		313,925
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	3,990,000		4,349,100	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.375%	6/1/20	260,000		279,500
Cerved Group SpA, Senior Secured Notes	6.375%	1/15/20	100,000	EUR	134,174	(a)
Cerved Group SpA, Senior Subordinated Notes	8.000%	1/15/21	150,000	EUR	199,734	(a)
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	530,000		532,650
Clear Channel Worldwide Holdings Inc., Senior Notes	6.500%	11/15/22	250,000		249,375
Clear Channel Worldwide Holdings Inc., Senior Subordinated Notes	7.625%	3/15/20	70,000		69,825
CSC Holdings Inc., Senior Debentures	7.875%	2/15/18	1,500,000		1,710,000	(b)
DISH DBS Corp., Senior Notes	7.875%	9/1/19	920,000		1,041,900	(b)
DISH DBS Corp., Senior Notes	6.750%	6/1/21	190,000		199,025
Gibson Brands Inc., Senior Secured Notes	8.875%	8/1/18	210,000		216,300	(a)
Good Sam Enterprises LLC, Secured Notes	11.500%	12/1/16	910,000		978,250
Grupo Televisa SAB, Senior Bonds	6.625%	1/15/40	980,000		1,065,529	(b)
MDC Partners Inc., Senior Notes	6.750%	4/1/20	500,000		508,750	(a)
Myriad International Holdings BV, Senior Notes	6.000%	7/18/20	330,000		337,854	(a)
Nara Cable Funding Ltd., Senior Secured Notes	8.875%	12/1/18	1,500,000	EUR	2,097,954	(a)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	480,000		520,800
Ono Finance II PLC, Senior Bonds	10.875%	7/15/19	1,195,000		1,245,787	(a)
Polish Television Holding BV, Senior Secured Bonds, step bond	11.250%	5/15/17	675,000	EUR	938,950	(a)
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	922,000		1,094,435	(b)
Time Warner Cable Inc., Senior Notes	8.250%	4/1/19	352,000		411,819
Time Warner Inc.	6.500%	11/15/36	160,000		179,452	(b)
TVN Finance Corp. III AB, Senior Notes	7.875%	11/15/18	225,000	EUR	309,266	(a)
UBM PLC, Notes	5.750%	11/3/20	1,500,000		1,498,638	(a)(b)
Univision Communications Inc., Senior Notes	8.500%	5/15/21	710,000		772,125	(a)
Univision Communications Inc., Senior Secured Notes	6.875%	5/15/19	840,000		890,400	(a)(b)
Univision Communications Inc., Senior Secured Notes	7.875%	11/1/20	660,000		718,575	(a)(b)
Univision Communications Inc., Senior Secured Notes	6.750%	9/15/22	90,000		93,825	(a)
UPC Holding BV, Senior Notes	9.875%	4/15/18	330,000		359,700	(a)(b)
UPCB Finance II Ltd., Senior Notes	6.375%	7/1/20	1,250,000	EUR	1,741,026	(a)
Virgin Media Finance PLC, Senior Notes	6.375%	4/15/23	1,510,000		1,506,225	(a)(b)
Total Media					26,564,868
Multiline Retail — 0.2%
Bon-Ton Department Stores Inc., Secured Notes	8.000%	6/15/21	790,000		768,275	(a)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	180,000		180,900	(b)
Total Multiline Retail					949,175
Specialty Retail — 2.6%
AA Bond Co., Ltd., Secured Notes	9.500%	7/31/19	260,000	GBP	432,134	(a)
American Greetings Corp., Senior Notes	7.375%	12/1/21	700,000		686,000	(b)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,825,000	EUR	2,200,960	(a)
Edcon Pty Ltd., Senior Secured Notes	9.500%	3/1/18	1,000,000	EUR	1,206,006	(a)
Gap Inc., Senior Notes	5.950%	4/12/21	1,750,000		1,944,577	(b)
Gymboree Corp., Senior Notes	9.125%	12/1/18	1,030,000		978,500
Hot Topic Inc., Senior Secured Notes	9.250%	6/15/21	430,000		438,600	(a)
New Academy Finance Co. LLC/New Academy Finance Corp., Senior Notes	8.000%	6/15/18	150,000		154,875	(a)(c)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Specialty Retail — continued
Spencer Spirit Holdings Inc., Senior Notes	9.000%	5/1/18	1,130,000		$1,104,575	(a)(c)
Spencer Spirit Holdings Inc./Spencer Gifts LLC/Spirit Halloween Superstores, Senior Notes	11.000%	5/1/17	1,290,000		1,389,975	(a)(b)
Total Specialty Retail					10,536,202
Textiles, Apparel & Luxury Goods — 0.2%
Empire Today LLC/Empire Today Finance Corp., Senior Secured Notes	11.375%	2/1/17	650,000		487,500	(a)(b)
Quiksilver Inc./QS Wholesale Inc., Senior Secured Notes	7.875%	8/1/18	180,000		186,525	(a)
Total Textiles, Apparel & Luxury Goods					674,025
TOTAL CONSUMER DISCRETIONARY					62,179,057
CONSUMER STAPLES — 3.1%
Beverages — 0.2%
Carolina Beverage Group LLC/Carolina Beverage Group Finance Inc., Secured Notes	10.625%	8/1/18	270,000		272,025	(a)
Crestview DS Merger Subordinated II Inc., Senior Secured Notes	10.000%	9/1/21	630,000		639,450	(a)
Total Beverages					911,475
Food Products — 2.3%
Alicorp SAA, Senior Notes	3.875%	3/20/23	320,000		288,800	(a)
Boparan Holdings Ltd., Senior Notes	9.875%	4/30/18	900,000	GBP	1,539,169	(a)
Chiquita Brands International Inc./Chiquita Brands LLC, Senior Secured Notes	7.875%	2/1/21	1,270,000		1,343,025	(a)(b)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	650,000	EUR	926,724	(a)
Foodcorp Ltd., Senior Secured Notes	8.750%	3/1/18	500,000	EUR	712,865	(a)
Marfrig Holding Europe BV, Senior Notes	8.375%	5/9/18	440,000		403,700	(a)
Post Holdings Inc., Senior Notes	7.375%	2/15/22	820,000		869,200	(a)
Simmons Foods Inc., Senior Secured Notes	10.500%	11/1/17	1,250,000		1,334,375	(a)
Sun Merger Sub Inc., Senior Notes	5.250%	8/1/18	490,000		493,063	(a)
Sun Merger Sub Inc., Senior Notes	5.875%	8/1/21	730,000		730,000	(a)
Wells Enterprises Inc., Senior Secured Notes	6.750%	2/1/20	370,000		381,100	(a)
Total Food Products					9,022,021
Household Products — 0.4%
Harbinger Group Inc., Senior Secured Notes	7.875%	7/15/19	450,000		466,875	(a)
Spectrum Brands Escrow Corp., Senior Notes	6.625%	11/15/22	350,000		359,625	(a)
Sun Products Corp., Senior Notes	7.750%	3/15/21	740,000		728,900	(a)
Total Household Products					1,555,400
Personal Products — 0.1%
Hypermarcas SA, Notes	6.500%	4/20/21	480,000		483,000	(a)(b)
Tobacco — 0.1%
Alliance One International Inc., Secured Notes	9.875%	7/15/21	660,000		607,200	(a)
TOTAL CONSUMER STAPLES					12,579,096
ENERGY — 16.2%
Energy Equipment & Services — 1.7%
Atwood Oceanics Inc., Senior Notes	6.500%	2/1/20	420,000		451,500	(b)
Basic Energy Services Inc., Senior Notes	7.750%	10/15/22	50,000		48,750
Gulfmark Offshore Inc., Senior Notes	6.375%	3/15/22	680,000		691,900
Hercules Offshore Inc., Senior Notes	10.250%	4/1/19	490,000		545,125	(a)
Hercules Offshore Inc., Senior Notes	8.750%	7/15/21	640,000		683,200	(a)
Hercules Offshore Inc., Senior Secured Notes	10.500%	10/15/17	1,375,000		1,460,938	(a)(b)
Parker Drilling Co., Senior Notes	9.125%	4/1/18	910,000		973,700	(b)
Petroleum Geo-Services ASA, Senior Notes	7.375%	12/15/18	570,000		627,000	(a)(b)
SESI LLC, Senior Notes	7.125%	12/15/21	780,000		848,250
TMK OAO Via TMK Capital SA, Senior Notes	6.750%	4/3/20	460,000		442,750	(a)
Total Energy Equipment & Services					6,773,113

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Oil, Gas & Consumable Fuels — 14.5%
Alliance Oil Co., Ltd., Senior Notes	7.000%	5/4/20	540,000	$541,350	(a)
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	50,000	58,557
Apache Corp., Senior Notes	6.000%	1/15/37	280,000	317,476	(b)
Arch Coal Inc., Senior Notes	8.750%	8/1/16	1,040,000	1,011,400	(b)
Arch Coal Inc., Senior Notes	9.875%	6/15/19	390,000	341,250	(a)
Atlas Pipeline Partners LP/Atlas Pipeline Finance Corp., Senior Notes	6.625%	10/1/20	280,000	282,800	(a)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	580,000	640,900	(b)
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.375%	5/1/19	210,000	232,050
Calumet Specialty Products Partners LP/Calumet Finance Corp., Senior Notes	9.625%	8/1/20	430,000	474,612
Carrizo Oil & Gas Inc., Senior Notes	7.500%	9/15/20	620,000	657,200
Chesapeake Energy Corp., Senior Notes	6.875%	11/15/20	840,000	913,500	(b)
Chesapeake Energy Corp., Senior Notes	6.125%	2/15/21	730,000	762,850
Colorado Interstate Gas Co., Senior Notes	6.800%	11/15/15	160,000	180,058	(b)
Comstock Resources Inc., Senior Notes	9.500%	6/15/20	600,000	654,000	(b)
CONSOL Energy Inc., Senior Notes	8.250%	4/1/20	790,000	841,350	(b)
Corral Petroleum Holdings AB, Senior Notes	15.000%	12/31/17	552,916	551,534	(a)(c)(d)
Crosstex Energy LP/Crosstex Energy Finance Corp., Senior Notes	7.125%	6/1/22	1,260,000	1,297,800	(b)
Devon Energy Corp., Debentures	7.950%	4/15/32	230,000	302,193	(b)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	931,803	1,013,336	(a)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	900,000	1,035,000	(b)
EDC Finance Ltd., Senior Notes	4.875%	4/17/20	900,000	828,000	(a)
El Paso Corp., Medium-Term Notes	7.750%	1/15/32	1,260,000	1,328,867	(b)
El Paso Natural Gas Co., Bonds	8.375%	6/15/32	70,000	92,194
Enterprise Products Operating LLC, Senior Bonds	6.300%	9/15/17	550,000	634,794	(b)
EPE Holdings LLC/EP Energy Bond Co. Inc., Senior Notes	8.125%	12/15/17	646,595	662,760	(a)(c)
EXCO Resources Inc., Senior Notes	7.500%	9/15/18	370,000	364,450
GeoPark Latin America Ltd. Agencia en Chile, Senior Secured Notes	7.500%	2/11/20	420,000	421,050	(a)
Globe Luxembourg SCA, Senior Secured Notes	9.625%	5/1/18	970,000	974,850	(a)
Halcon Resources Corp., Senior Notes	9.750%	7/15/20	870,000	902,625
Halcon Resources Corp., Senior Notes	8.875%	5/15/21	730,000	735,475
Hiland Partners LP/Hiland Partners Finance Corp., Senior Notes	7.250%	10/1/20	300,000	312,750	(a)
Kerr-McGee Corp., Notes	6.950%	7/1/24	920,000	1,087,578	(b)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	330,000	389,791	(b)
Kodiak Oil & Gas Corp., Senior Notes	8.125%	12/1/19	770,000	847,000
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	1,542,000	1,708,397	(a)(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	496,000	533,200	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	630,000	639,450	(a)
Magnum Hunter Resources Corp., Senior Notes	9.750%	5/15/20	610,000	619,150	(a)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp., Senior Notes	6.500%	8/15/21	143,000	152,653
Milagro Oil & Gas Inc., Secured Notes	10.500%	5/15/16	900,000	697,500
Murray Energy Corp., Senior Secured Notes	8.625%	6/15/21	490,000	490,000	(a)
Novatek Finance Ltd., Notes	6.604%	2/3/21	820,000	868,708	(a)
Pacific Drilling V Ltd., Senior Secured Notes	7.250%	12/1/17	650,000	693,875	(a)
Pacific Rubiales Energy Corp., Senior Notes	7.250%	12/12/21	780,000	811,200	(a)
Pacific Rubiales Energy Corp., Senior Notes	5.125%	3/28/23	900,000	801,000	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	382,000	380,090	(a)
Pan American Energy LLC, Senior Notes	7.875%	5/7/21	283,000	281,585	(a)
Peabody Energy Corp., Senior Notes	7.875%	11/1/26	1,040,000	1,042,600	(b)
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	3,387,000	3,497,077	(f)
Petrobras International Finance Co., Senior Notes	5.375%	1/27/21	410,000	402,408	(b)
Petrobras International Finance Co., Senior Notes	6.875%	1/20/40	1,620,000	1,546,024	(b)
Petroleos Mexicanos, Notes	8.000%	5/3/19	1,650,000	1,994,025	(b)
Petroleos Mexicanos, Senior Notes	5.500%	1/21/21	970,000	1,032,080	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Oil, Gas & Consumable Fuels — continued
Petroleos Mexicanos, Senior Notes	5.500%	6/27/44	1,220,000		$1,064,450
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	870,000		1,076,625	(a)(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	2,385,000		2,594,901	(a)(b)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	515,000		571,843	(b)
PT Pertamina Persero, Notes	5.250%	5/23/21	1,040,000		941,200	(a)
PT Pertamina Persero, Senior Notes	4.300%	5/20/23	560,000		459,200	(a)
Quicksilver Resources Inc., Senior Notes	11.000%	7/1/21	1,080,000		1,012,500	(a)
Range Resources Corp., Senior Subordinated Notes	8.000%	5/15/19	460,000		496,800	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	757,000		881,905	(a)
Reliance Holdings USA Inc., Senior Notes	4.500%	10/19/20	970,000		920,316	(a)(b)
Rosneft Finance SA, Senior Notes	6.625%	3/20/17	300,000		328,500	(a)
Rosneft Finance SA, Senior Notes	7.875%	3/13/18	1,010,000		1,151,400	(a)(b)
Samson Investment Co., Senior Notes	10.250%	2/15/20	1,840,000		1,932,000	(a)(b)
Sanchez Energy Corp., Senior Notes	7.750%	6/15/21	590,000		581,150	(a)
SandRidge Energy Inc., Senior Notes	7.500%	2/15/23	560,000		544,600
Shelf Drilling Holdings Ltd., Senior Secured Notes	8.625%	11/1/18	510,000		544,425	(a)
Sibur Securities Ltd., Senior Notes	3.914%	1/31/18	430,000		407,425	(a)
Sidewinder Drilling Inc., Senior Notes	9.750%	11/15/19	310,000		303,800	(a)
Summit Midstream Holdings LLC/Summit Mindstream Finance Corp., Senior Notes	7.500%	7/1/21	370,000		377,400	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	560,000		490,000	(a)
Williams Cos. Inc., Senior Notes	8.750%	3/15/32	486,000		605,219	(b)
Xinergy Ltd., Senior Secured Notes	9.250%	5/15/19	1,310,000		969,400	(a)
Total Oil, Gas & Consumable Fuels					58,137,481
TOTAL ENERGY					64,910,594
FINANCIALS — 14.5%
Capital Markets — 1.4%
Goldman Sachs Group Inc., Senior Notes	6.150%	4/1/18	330,000		373,455	(b)
Goldman Sachs Group Inc., Senior Notes	7.500%	2/15/19	1,430,000		1,707,949	(b)
Goldman Sachs Group Inc., Subordinated Notes	6.750%	10/1/37	2,500,000		2,587,780	(b)
Merrill Lynch & Co. Inc., Notes	6.875%	4/25/18	390,000		454,008	(b)
Morgan Stanley, Medium-Term Notes	6.625%	4/1/18	470,000		539,189	(b)
Total Capital Markets					5,662,381
Commercial Banks — 4.6%
Barclays Bank PLC, Subordinated Notes	10.179%	6/12/21	2,050,000		2,638,770	(a)(b)
Barclays Bank PLC, Subordinated Notes	7.625%	11/21/22	3,000,000		2,936,250
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	870,000		952,650	(a)(b)(g)(h)
Intesa Sanpaolo SpA, Senior Notes	3.625%	8/12/15	2,600,000		2,639,265	(a)(b)
M&T Bank Corp., Junior Subordinated Notes	6.875%	6/15/16	1,880,000		1,908,864	(a)(b)(h)
Royal Bank of Scotland Group PLC, Junior Subordinated Bonds	7.648%	9/30/31	460,000		453,100	(b)(g)(h)
Royal Bank of Scotland Group PLC, Subordinated Notes	6.100%	6/10/23	2,920,000		2,814,936	(b)
Royal Bank of Scotland NV, Subordinated Notes	7.750%	5/15/23	340,000		353,697
Santander Issuances SAU, Notes	5.911%	6/20/16	600,000		633,461	(a)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.570%	10/18/13	3,383,000		3,213,850	(b)(g)(h)
Total Commercial Banks					18,544,843
Consumer Finance — 1.6%
Ally Financial Inc., Senior Notes	8.000%	11/1/31	1,957,000		2,260,335	(b)
American Express Co., Notes	7.000%	3/19/18	260,000		311,603	(b)
GMAC International Finance BV, Senior Bonds	7.500%	4/21/15	910,000	EUR	1,297,632	(a)
HSBC Finance Corp., Senior Notes	6.676%	1/15/21	970,000		1,096,790	(b)
SLM Corp., Medium-Term Notes, Senior Notes	8.450%	6/15/18	590,000		675,550
Stearns Holdings Inc., Senior Secured Notes	9.375%	8/15/20	340,000		350,200	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Consumer Finance — continued
TMX Finance LLC/TitleMax Finance Corp., Senior Secured Notes	8.500%	9/15/18	300,000		$309,750	(a)
Total Consumer Finance					6,301,860
Diversified Financial Services — 4.8%
Bank of America Corp., Senior Notes	5.650%	5/1/18	490,000		546,403	(b)
Bank of America Corp., Senior Notes	7.625%	6/1/19	1,480,000		1,783,493	(b)
Citigroup Inc., Senior Notes	8.500%	5/22/19	2,000,000		2,538,286	(b)
General Electric Capital Corp., Senior Notes	5.625%	5/1/18	650,000		742,333	(b)
General Electric Capital Corp., Senior Notes	4.625%	1/7/21	2,090,000		2,215,352	(b)
ING US Inc., Junior Subordinated Notes	5.650%	5/15/53	160,000		148,878	(g)
International Lease Finance Corp., Senior Notes	5.750%	5/15/16	500,000		529,545
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	1,620,000		1,844,775
International Lease Finance Corp., Senior Notes	8.250%	12/15/20	2,530,000		2,820,950
JPMorgan Chase & Co., Junior Subordinated Bonds	5.150%	5/1/23	4,780,000		4,230,300	(g)(h)
Nationstar Mortgage LLC/Nationstar Capital Corp., Senior Notes	7.875%	10/1/20	600,000		636,000
TransUnion Holding Co. Inc., Senior Notes	9.625%	6/15/18	740,000		802,900
ZFS Finance USA Trust II, Bonds	6.450%	12/15/65	500,000		536,250	(a)(b)(g)
Total Diversified Financial Services					19,375,465
Insurance — 1.6%
American International Group Inc., Senior Notes	8.250%	8/15/18	4,000,000		4,958,740	(b)
Fidelity & Guaranty Life Holdings Inc., Senior Notes	6.375%	4/1/21	460,000		465,750	(a)
ING Capital Funding Trust III, Junior Subordinated Bonds	3.874%	12/31/13	240,000		234,300	(g)(h)
Liberty Mutual Group Inc., Junior Subordinated Bonds	7.800%	3/15/37	490,000		553,700	(a)
Total Insurance					6,212,490
Real Estate Investment Trusts (REITs) — 0.4%
WEA Finance LLC/WT Finance Aust Pty. Ltd., Senior Notes	6.750%	9/2/19	1,360,000		1,608,122	(a)(b)
Real Estate Management & Development — 0.1%
Country Garden Holdings Co., Ltd., Senior Notes	11.125%	2/23/18	380,000		422,560	(a)
TOTAL FINANCIALS					58,127,721
HEALTH CARE — 5.5%
Health Care Equipment & Supplies — 1.0%
Alere Inc., Senior Subordinated Notes	6.500%	6/15/20	540,000		541,350	(a)
Biomet Inc., Senior Notes	6.500%	8/1/20	120,000		123,600
ConvaTec Finance International SA, Senior Notes	8.250%	1/15/19	550,000		543,125	(a)(c)
Lantheus Medical Imaging Inc., Senior Notes	9.750%	5/15/17	1,250,000		1,087,500
Ontex IV SA, Senior Notes	9.000%	4/15/19	640,000	EUR	883,919	(a)
Ontex IV SA, Senior Notes	9.000%	4/15/19	400,000	EUR	552,450	(a)
Total Health Care Equipment & Supplies					3,731,944
Health Care Providers & Services — 3.9%
Acadia Healthcare Co. Inc., Senior Notes	12.875%	11/1/18	670,000		820,750	(b)
Acadia Healthcare Co. Inc., Senior Notes	6.125%	3/15/21	190,000		190,000	(a)
CHS/Community Health Systems Inc., Senior Notes	8.000%	11/15/19	980,000		1,033,900	(b)
CRC Health Corp., Senior Subordinated Notes	10.750%	2/1/16	2,520,000		2,518,425
Crown Newco 3 PLC, Senior Subordinated Notes	8.875%	2/15/19	750,000	GBP	1,154,744	(a)
DJO Finance LLC/DJO Finance Corp., Senior Notes	9.875%	4/15/18	730,000		770,150
ExamWorks Group Inc., Senior Notes	9.000%	7/15/19	1,340,000		1,450,550
Fresenius Medical Care U.S. Finance Inc., Senior Notes	6.875%	7/15/17	1,080,000		1,204,200	(b)
Fresenius U.S. Finance II Inc., Senior Notes	9.000%	7/15/15	110,000		123,062	(a)(b)
HCA Holdings Inc., Senior Notes	6.250%	2/15/21	40,000		40,200
HCA Inc., Senior Secured Notes	8.500%	4/15/19	1,450,000		1,569,625	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Health Care Providers & Services — continued
Humana Inc., Senior Notes	7.200%	6/15/18	2,000,000		$2,375,836	(b)
IASIS Healthcare LLC/IASIS Capital Corp., Senior Notes	8.375%	5/15/19	430,000		452,575
Labco SAS, Senior Secured Notes	8.500%	1/15/18	146,000	EUR	204,539	(a)
Physiotherapy Associates Holdings Inc., Senior Notes	11.875%	5/1/19	850,000		340,000	(a)(i)
Radnet Management Inc., Senior Notes	10.375%	4/1/18	860,000		915,900
US Oncology Inc. Escrow	—	—	150,000		8,625	*
Vanguard Health Holdings Co., II LLC, Senior Notes	8.000%	2/1/18	360,000		382,050	(b)
Total Health Care Providers & Services					15,555,131
Pharmaceuticals — 0.6%
ConvaTec Healthcare E SA, Senior Notes	10.875%	12/15/18	1,460,000	EUR	2,170,810	(a)
Rottapharm Ltd., Senior Notes	6.125%	11/15/19	250,000	EUR	335,418	(a)
Total Pharmaceuticals					2,506,228
TOTAL HEALTH CARE					21,793,303
INDUSTRIALS — 13.4%
Aerospace & Defense — 1.4%
Ducommun Inc., Senior Notes	9.750%	7/15/18	550,000		610,500	(b)
Erickson Air-Crane Inc., Senior Secured Notes	8.250%	5/1/20	1,021,000		1,010,790	(a)
GenCorp Inc., Secured Notes	7.125%	3/15/21	420,000		442,050	(a)
Kratos Defense & Security Solutions Inc., Senior Secured Notes	10.000%	6/1/17	1,550,000		1,681,750	(b)
Triumph Group Inc., Senior Notes	8.625%	7/15/18	460,000		503,700
Wyle Services Corp., Senior Subordinated Notes	10.500%	4/1/18	1,200,000		1,215,000	(a)
Total Aerospace & Defense					5,463,790
Airlines — 1.4%
Air Canada, Pass-Through Trust, Secured Notes	6.625%	5/15/18	310,000		310,496	(a)
American Airlines, Pass-Through Trust, Secured Notes	7.000%	1/31/18	343,104		351,682	(a)(b)
American Airlines, Pass-Through Trust, Secured Notes	6.125%	7/15/18	1,380,000		1,293,750	(a)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	821,000		827,158	(a)
Delta Air Lines Inc., Pass-Through Certificates	8.954%	8/10/14	53,002		54,327
Delta Air Lines Inc., Pass-Through Certificates, Secured Notes	8.021%	8/10/22	359,363		391,706	(b)
Delta Air Lines Inc., Secured Notes	6.375%	1/2/16	260,000		269,750	(a)(b)
Heathrow Finance PLC, Senior Secured Notes	7.125%	3/1/17	900,000	GBP	1,503,798	(a)
United Airlines Inc., Pass-Through Certificates	7.373%	12/15/15	143,599		155,087	(b)
United Airlines Inc., Pass-Through Certificates, Senior Secured Notes	6.125%	4/29/18	270,000		273,915
United Airlines Inc., Pass-Through Certificates, Subordinated Secured Notes	7.339%	4/19/14	247,190		249,662	(b)
Total Airlines					5,681,331
Building Products — 0.6%
Andrade Gutierrez International SA, Senior Notes	4.000%	4/30/18	700,000		649,250	(a)
Ashton Woods USA LLC/Ashton Woods Finance Co., Senior Notes	6.875%	2/15/21	560,000		555,800	(a)
Rearden G Holdings EINS GmbH, Senior Notes	7.875%	3/30/20	360,000		367,200	(a)(b)
Spie BondCo 3 SCA, Secured Notes	11.000%	8/15/19	613,000	EUR	908,405	(a)
Total Building Products					2,480,655
Commercial Services & Supplies — 2.0%
ARC Document Solutions Inc., Senior Notes	10.500%	12/15/16	1,110,000		1,162,725
JM Huber Corp., Senior Notes	9.875%	11/1/19	460,000		519,800	(a)(b)
Monitronics International Inc., Senior Notes	9.125%	4/1/20	1,470,000		1,528,800
Monitronics International Inc., Senior Notes	9.125%	4/1/20	150,000		156,000	(a)
RSC Equipment Rental Inc./RSC Holdings III LLC, Senior Notes	8.250%	2/1/21	430,000		477,300	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Commercial Services & Supplies — continued
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	1,786,000		$1,960,135	(a)(b)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	7.750%	4/15/20	309,000		339,127	(a)
Taylor Morrison Communities Inc./Monarch Communities Inc., Senior Notes	5.250%	4/15/21	700,000		663,250	(a)
United Rentals North America Inc., Senior Notes	7.625%	4/15/22	948,000		1,023,840	(b)
United Rentals North America Inc., Senior Subordinated Notes	8.375%	9/15/20	270,000		297,000
Total Commercial Services & Supplies					8,127,977
Construction & Engineering — 0.7%
Abengoa Finance SAU, Senior Notes	8.875%	11/1/17	770,000		727,650	(a)(b)
Ausdrill Finance Pty Ltd., Senior Notes	6.875%	11/1/19	200,000		178,500	(a)
Odebrecht Finance Ltd., Senior Notes	4.375%	4/25/25	2,160,000		1,830,600	(a)
Total Construction & Engineering					2,736,750
Electrical Equipment — 0.5%
313 Group Inc., Senior Secured Notes	6.375%	12/1/19	500,000		473,750	(a)
International Wire Group Holdings Inc., Senior Secured Notes	8.500%	10/15/17	560,000		586,600	(a)
NES Rentals Holdings Inc., Senior Secured Notes	7.875%	5/1/18	770,000		796,950	(a)
Trionista Holdco GmbH, Senior Secured Notes	5.000%	4/30/20	100,000	EUR	134,147	(a)
Trionista TopCo GmbH, Senior Subordinated Notes	6.875%	4/30/21	100,000	EUR	134,153	(a)
Total Electrical Equipment					2,125,600
Industrial Conglomerates — 0.3%
Leucadia National Corp., Senior Notes	8.125%	9/15/15	540,000		604,800
Sinochem Overseas Capital Co., Ltd., Senior Notes	4.500%	11/12/20	380,000		382,362	(a)(b)
Total Industrial Conglomerates					987,162
Machinery — 1.7%
Dematic SA/DH Services Luxembourg Sarl, Senior Notes	7.750%	12/15/20	1,490,000		1,545,875	(a)
Gardner Denver Inc., Senior Notes	6.875%	8/15/21	790,000		776,175	(a)
Global Brass and Copper Inc., Senior Secured Notes	9.500%	6/1/19	680,000		744,600	(a)(b)
KION Finance SA, Senior Secured Notes	6.750%	2/15/20	1,620,000	EUR	2,320,388	(a)
KM Germany Holdings GmbH, Senior Secured Notes	8.750%	12/15/20	380,000	EUR	537,383	(a)
KraussMaffei Group GmbH, Senior Secured Notes	8.750%	12/15/20	340,000	EUR	480,816	(a)
SPL Logistics Escrow LLC/SPL Logistics Finance Corp., Senior Secured Notes	8.875%	8/1/20	480,000		506,400	(a)
Total Machinery					6,911,637
Marine — 0.8%
Horizon Lines LLC, Secured Notes	13.000%	10/15/16	848,035		792,912	(c)
Horizon Lines LLC, Senior Secured Notes	11.000%	10/15/16	511,000		514,194
Navios Maritime Acquisition Corp./Navios Acquisition Finance U.S. Inc., Senior Secured Notes	8.625%	11/1/17	1,480,000		1,546,600	(b)
Ultrapetrol Bahamas Ltd., Senior Secured Mortgage Notes	8.875%	6/15/21	490,000		525,525	(a)
Total Marine					3,379,231
Road & Rail — 1.6%
Flexi-Van Leasng Inc., Senior Notes	7.875%	8/15/18	670,000		683,400	(a)
Florida East Coast Holdings Corp., Senior Notes	10.500%	8/1/17	1,694,143		1,776,733	(c)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	1,200,000	EUR	1,633,559	(a)
Gategroup Finance Luxembourg SA, Senior Notes	6.750%	3/1/19	210,000	EUR	285,873	(a)
Jack Cooper Holdings Corp., Senior Secured Notes	9.250%	6/1/20	800,000		822,000	(a)
Quality Distribution LLC/QD Capital Corp., Secured Notes	9.875%	11/1/18	981,000		1,074,195	(b)
Total Road & Rail					6,275,760

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Trading Companies & Distributors — 0.3%
H&E Equipment Services Inc., Senior Notes	7.000%	9/1/22	980,000		$1,046,150
Transportation — 1.8%
CMA CGM, Senior Notes	8.500%	4/15/17	910,000		841,750	(a)
CMA CGM, Senior Notes	8.875%	4/15/19	1,500,000	EUR	1,855,597	(a)
Hapag-Lloyd AG, Senior Notes	9.750%	10/15/17	910,000		962,325	(a)(b)
Neovia Logistics Intermediate Holdings LLC/Logistics Intermediate Finance Corp., Senior Notes	10.000%	2/15/18	1,090,000		1,095,450	(a)(c)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	1,640,000		1,763,000	(a)(b)
Syncreon Global Ireland Ltd./Syncreon Global Finance US Inc., Senior Notes	9.500%	5/1/18	100,000		107,500	(a)
Watco Cos., LLC/Watco Finance Corp., Senior Notes	6.375%	4/1/23	710,000		704,675	(a)
Total Transportation					7,330,297
Transportation Infrastructure — 0.3%
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	560,000		589,400	(a)
Aguila 3 SA, Senior Secured Notes	7.875%	1/31/18	430,000		452,575	(a)
Mersin Uluslararasi Liman Isletmeciligi AS, Notes	5.875%	8/12/20	220,000		210,375	(a)
Total Transportation Infrastructure					1,252,350
TOTAL INDUSTRIALS					53,798,690
INFORMATION TECHNOLOGY — 2.4%
Computers & Peripherals — 0.6%
Hewlett-Packard Co., Senior Notes	4.650%	12/9/21	2,500,000		2,453,767	(b)
Electronic Equipment, Instruments & Components — 0.1%
Techem GmbH, Senior Secured Notes	6.125%	10/1/19	350,000	EUR	499,186	(a)
Internet Software & Services — 0.3%
Ancestry.com Inc., Senior Notes	11.000%	12/15/20	590,000		681,450
Zayo Group LLC/Zayo Capital Inc., Senior Secured Notes	8.125%	1/1/20	540,000		588,600
Total Internet Software & Services					1,270,050
IT Services — 0.3%
Compiler Finance Subordinated Inc., Senior Notes	7.000%	5/1/21	170,000		164,050	(a)
First Data Corp., Senior Secured Notes	6.750%	11/1/20	1,020,000		1,048,050	(a)(b)
Total IT Services					1,212,100
Semiconductors & Semiconductor Equipment — 0.4%
Freescale Semiconductor Inc., Senior Subordinated Notes	10.125%	12/15/16	602,000		618,555
Magnachip Semiconductor Corp., Senior Notes	6.625%	7/15/21	320,000		312,000	(a)
STATS ChipPAC Ltd., Senior Notes	4.500%	3/20/18	563,000		550,333	(a)
Total Semiconductors & Semiconductor Equipment					1,480,888
Software — 0.7%
Audatex North America Inc., Senior Notes	6.000%	6/15/21	550,000		559,625	(a)
BMC Software Finance Inc., Senior Notes	8.125%	7/15/21	490,000		498,575	(a)
Healthcare Technology Intermediate Inc., Senior Notes	7.375%	9/1/18	880,000		897,600	(a)(c)
Interface Security Systems Holdings Inc./Interface Security Systems LLC, Senior Secured Notes	9.250%	1/15/18	680,000		705,500	(a)
Total Software					2,661,300
TOTAL INFORMATION TECHNOLOGY					9,577,291
MATERIALS — 14.9%
Chemicals — 1.4%
Alpek SA de CV, Senior Notes	4.500%	11/20/22	382,000		349,530	(a)
Braskem Finance Ltd., Senior Notes	7.000%	5/7/20	890,000		925,600	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Chemicals — continued
INEOS Group Holdings SA, Senior Notes	7.875%	2/15/16	433,296	EUR	$578,392	(a)
Kerling PLC, Senior Secured Notes	10.625%	2/1/17	792,000	EUR	1,113,738	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	370,000	EUR	561,873	(a)
Kloeckner Pentaplast GmbH & Co. KG, Senior Secured Notes	11.625%	7/15/17	290,000	EUR	440,387	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	549,000		518,805	(a)
Mexichem SAB de CV, Senior Notes	4.875%	9/19/22	250,000		236,250	(a)
Styrolution GmbH, Senior Secured Notes	7.625%	5/15/16	360,000	EUR	501,963	(a)
Styrolution Group GmbH, Senior Secured Notes	7.625%	5/15/16	370,000	EUR	515,906	(a)
Total Chemicals					5,742,444
Construction Materials — 0.7%
Cementos Pacasmayo SAA, Senior Notes	4.500%	2/8/23	360,000		315,900	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	550,000		578,875	(a)
Cemex Finance LLC, Senior Secured Notes	9.375%	10/12/22	450,000		473,625	(a)
Cemex SAB de CV, Senior Secured Notes	9.000%	1/11/18	1,370,000		1,452,200	(a)
Total Construction Materials					2,820,600
Containers & Packaging — 2.5%
Ardagh Packaging Finance PLC, Senior Notes	9.250%	10/15/20	1,700,000	EUR	2,359,370	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	9.125%	10/15/20	1,080,000		1,152,900	(a)
Ardagh Packaging Finance PLC/Ardagh MP Holdings USA Inc., Senior Notes	7.000%	11/15/20	1,000,000		977,500	(a)
Mustang Merger Corp., Senior Notes	8.500%	8/15/21	110,000		108,900	(a)
Pactiv LLC, Senior Bonds	8.375%	4/15/27	150,000		132,000
Pactiv LLC, Senior Notes	7.950%	12/15/25	1,890,000		1,682,100
Pretium Packaging LLC/Pretium Finance Inc., Senior Secured Notes	11.500%	4/1/16	1,210,000		1,300,750
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	8.500%	5/15/18	420,000		436,800
Reynolds Group Issuer Inc./Reynolds Group Issuer LLC/Reynolds Group Issuer (Luxembourg) SA, Senior Notes	9.000%	4/15/19	540,000		560,250
Viskase Cos. Inc., Senior Secured Notes	9.875%	1/15/18	1,330,000		1,416,450	(a)(b)
Total Containers & Packaging					10,127,020
Metals & Mining — 9.1%
AngloGold Ashanti Holdings PLC, Senior Notes	8.500%	7/30/20	390,000		389,610
ArcelorMittal, Senior Notes	5.000%	2/25/17	500,000		513,750
ArcelorMittal, Senior Notes	6.000%	3/1/21	1,080,000		1,069,200
ArcelorMittal, Senior Notes	6.750%	2/25/22	50,000		51,125
Barminco Finance Pty Ltd., Senior Notes	9.000%	6/1/18	630,000		557,550	(a)
Cliffs Natural Resources Inc., Senior Notes	3.950%	1/15/18	2,390,000		2,340,909	(b)
Coeur Mining Inc., Senior Notes	7.875%	2/1/21	1,500,000		1,500,000	(a)(b)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	452,000		435,050	(a)
CSN Resources SA, Senior Bonds	6.500%	7/21/20	450,000		433,125	(a)
Evraz Group SA, Notes	8.250%	11/10/15	230,000		245,603	(a)
Evraz Group SA, Notes	6.750%	4/27/18	2,040,000		1,966,050	(a)(b)
Evraz Group SA, Senior Notes	9.500%	4/24/18	940,000		1,006,928	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	7.000%	11/1/15	390,000		403,650	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.375%	2/1/16	450,000		462,375	(a)
FMG Resources (August 2006) Pty Ltd., Senior Notes	8.250%	11/1/19	1,120,000		1,201,200	(a)(b)
FMG Resources (August 2006) Pty Ltd., Senior Notes	6.875%	4/1/22	1,500,000		1,492,500	(a)
Gerdau Trade Inc., Senior Notes	4.750%	4/15/23	440,000		387,640	(a)
JW Aluminum Co., Senior Secured Notes	11.500%	11/15/17	730,000		740,950	(a)
Midwest Vanadium Pty Ltd., Senior Secured Notes	11.500%	2/15/18	1,000,000		730,000	(a)(e)
Mirabela Nickel Ltd., Senior Notes	8.750%	4/15/18	760,000		535,800	(a)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Metals & Mining — continued
Molycorp Inc., Senior Secured Notes	10.000%	6/1/20	730,000		$722,700
New World Resources NV, Senior Notes	7.875%	1/15/21	800,000	EUR	433,501	(a)
Noranda Aluminum Acquisition Corp., Senior Notes	11.000%	6/1/19	620,000		576,600	(a)
Optima Specialty Steel Inc., Senior Secured Notes	12.500%	12/15/16	850,000		926,500	(a)
Prince Mineral Holding Corp., Senior Secured Notes	11.500%	12/15/19	690,000		741,750	(a)
Rain CII Carbon LLC/CII Carbon Corp., Senior Secured Notes	8.250%	1/15/21	1,250,000		1,256,250	(a)(b)
Ryerson Inc./Joseph T Ryerson & Son Inc., Senior Secured Notes	9.000%	10/15/17	540,000		562,950	(a)
Samarco Mineracao SA, Senior Notes	4.125%	11/1/22	670,000		564,475	(a)
Schaeffler Holding Finance BV, Senior Secured Bonds	6.875%	8/15/18	470,000		491,150	(a)(c)
Schaeffler Holding Finance BV, Senior Secured Notes	6.875%	8/15/18	550,000	EUR	748,715	(a)(c)
Severstal OAO Via Steel Capital SA, Senior Notes	4.450%	3/19/18	500,000		481,250	(a)
Southern Copper Corp., Senior Notes	5.375%	4/16/20	360,000		379,800
Southern Copper Corp., Senior Notes	6.750%	4/16/40	1,150,000		1,078,103	(b)
Southern Copper Corp., Senior Notes	5.250%	11/8/42	760,000		589,661	(b)
St. Barbara Ltd., Senior Secured Notes	8.875%	4/15/18	740,000		651,200	(a)
Steel Dynamics Inc., Senior Notes	6.125%	8/15/19	370,000		390,350
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., Senior Notes	7.375%	2/1/20	340,000		353,600	(a)
Tempel Steel Co., Senior Secured Notes	12.000%	8/15/16	360,000		344,700	(a)(b)
Thompson Creek Metals Co. Inc., Senior Notes	12.500%	5/1/19	550,000		544,500
Thompson Creek Metals Co. Inc., Senior Secured Notes	9.750%	12/1/17	750,000		805,313
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,983,000		3,292,021	(f)
Vale Overseas Ltd., Notes	6.875%	11/21/36	819,000		797,194	(b)
Vale Overseas Ltd., Senior Notes	4.375%	1/11/22	150,000		140,333
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,290,000		1,306,125	(a)(b)
Vedanta Resources PLC, Senior Notes	6.750%	6/7/16	830,000		840,375	(a)(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	160,000		168,000	(a)
Vedanta Resources PLC, Senior Notes	6.000%	1/31/19	460,000		418,600	(a)
Walter Energy Inc., Senior Notes	8.500%	4/15/21	410,000		325,950	(a)
Total Metals & Mining					36,394,681
Paper & Forest Products — 1.2%
Appvion Inc., Senior Secured Notes	11.250%	12/15/15	914,000		1,041,960
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	202,000		229,298	(b)
Celulosa Arauco y Constitucion SA, Senior Notes	4.750%	1/11/22	245,000		236,906
Fibria Overseas Finance Ltd., Senior Notes	7.500%	5/4/20	197,000		210,298	(a)
Fibria Overseas Finance Ltd., Senior Notes	6.750%	3/3/21	280,000		296,100	(a)(b)
Inversiones CMPC SA, Notes	4.750%	1/19/18	460,000		480,719	(a)(b)
Inversiones CMPC SA, Notes	4.375%	5/15/23	260,000		239,544	(a)
Inversiones CMPC SA, Senior Notes	4.500%	4/25/22	310,000		291,471	(a)
Resolute Forest Products Inc., Senior Notes	5.875%	5/15/23	920,000		811,900	(a)
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	640,000		659,200
Verso Paper Holdings LLC/Verso Paper Inc., Senior Secured Notes	11.750%	1/15/19	117,000		71,370
Verso Paper Holdings LLC/Verso Paper Inc., Senior Subordinated Notes	11.375%	8/1/16	144,000		66,960
Total Paper & Forest Products					4,635,726
TOTAL MATERIALS					59,720,471
TELECOMMUNICATION SERVICES — 11.0%
Diversified Telecommunication Services — 8.1%
AT&T Inc., Senior Notes	4.350%	6/15/45	231,000		198,064
Axtel SAB de CV, Senior Secured Notes, step bond	7.000%	1/31/20	2,233,000		2,099,020	(a)
British Telecommunications PLC, Bonds	9.625%	12/15/30	240,000		363,705	(b)
CenturyLink Inc., Senior Notes	5.800%	3/15/22	3,840,000		3,648,000	(b)

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Diversified Telecommunication Services — continued
Cogent Communications Group Inc., Senior Secured Notes	8.375%	2/15/18	900,000		$990,000	(a)(b)
Inmarsat Finance PLC, Senior Notes	7.375%	12/1/17	230,000		240,350	(a)(b)
Intelsat Jackson Holdings SA, Senior Notes	7.500%	4/1/21	1,920,000		2,083,200	(b)
Intelsat Jackson Holdings SA, Senior Notes	5.500%	8/1/23	2,770,000		2,583,025	(a)(b)
Koninklijke KPN NV, Senior Notes	8.375%	10/1/30	190,000		245,241	(b)
Level 3 Financing Inc., Senior Notes	7.000%	6/1/20	375,000		379,688
Level 3 Financing Inc., Senior Notes	8.625%	7/15/20	1,945,000		2,090,875
Qtel International Finance Ltd., Senior Notes	4.750%	2/16/21	400,000		416,520	(a)(b)
Telefonica Emisiones SAU, Senior Notes	5.134%	4/27/20	3,000,000		3,038,388	(b)
Telemar Norte Leste SA, Senior Notes	5.500%	10/23/20	690,000		618,585	(a)(b)
TW Telecom Holdings Inc., Senior Notes	5.375%	10/1/22	640,000		611,200
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	358,000		394,247	(a)
Unitymedia GmbH, Senior Secured Bonds	8.125%	12/1/17	386,117	EUR	540,313	(a)
Unitymedia GmbH, Senior Subordinated Notes	9.625%	12/1/19	913,000	EUR	1,342,416	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	1,250,000	EUR	1,882,938	(a)
Unitymedia KabelBW GmbH, Senior Secured Notes	9.500%	3/15/21	400,000	EUR	602,540	(a)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	3,061,334	EUR	4,126,932	(a)(c)
Windstream Corp., Senior Notes	7.500%	4/1/23	3,170,000		3,114,525	(b)
Windstream Corp., Senior Notes	6.375%	8/1/23	1,000,000		908,750
Total Diversified Telecommunication Services					32,518,522
Wireless Telecommunication Services — 2.9%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	504,000		575,070	(b)
Indosat Palapa Co. BV, Senior Notes	7.375%	7/29/20	900,000		952,875	(a)(b)
Matterhorn Midco & Cy SCA, Senior Notes	7.750%	2/15/20	760,000	EUR	1,009,978	(a)
Oi S.A., Senior Notes	5.750%	2/10/22	450,000		400,500	(a)
Phones4u Finance PLC, Senior Secured Notes	9.500%	4/1/18	740,000	GBP	1,192,649	(a)
Softbank Corp., Senior Notes	4.500%	4/15/20	790,000		747,095	(a)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	1,190,000		1,079,925	(b)
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,580,000		2,657,400	(b)
Sprint Communications Inc., Senior Notes	9.000%	11/15/18	1,780,000		2,082,600	(a)(b)
Syniverse Holdings Inc., Senior Notes	9.125%	1/15/19	755,000		815,400
Total Wireless Telecommunication Services					11,513,492
TOTAL TELECOMMUNICATION SERVICES					44,032,014
UTILITIES — 5.4%
Electric Utilities — 1.6%
AES Red Oak LLC, Secured Notes	9.200%	11/30/29	1,180,000		1,309,800	(b)
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	380,000		394,250	(a)
DPL Inc., Senior Notes	7.250%	10/15/21	470,000		481,750
FirstEnergy Corp., Notes	7.375%	11/15/31	800,000		811,514
GenOn REMA LLC, Pass-Through Certificates	9.237%	7/2/17	440,831		457,362	(b)
GenOn REMA LLC, Pass-Through Certificates	9.681%	7/2/26	1,550,000		1,643,000	(b)
Majapahit Holding BV, Senior Notes	7.750%	1/20/20	370,000		392,200	(a)
Midwest Generation LLC, Pass-Through Certificates	8.560%	1/2/16	483,705		459,519	(b)(i)
State Grid Overseas Investment 2013 Ltd., Senior Bonds	3.125%	5/22/23	300,000		277,060	(a)
Total Electric Utilities					6,226,455
Gas Utilities — 0.2%
Gas Natural de Lima y Callao SA, Senior Notes	4.375%	4/1/23	320,000		291,200	(a)
Transportadora de Gas del Peru SA, Senior Notes	4.250%	4/30/28	200,000		175,000	(a)
Transportadora de Gas Internacional SA ESP, Senior Notes	5.700%	3/20/22	480,000		482,400	(a)
Total Gas Utilities					948,600

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Independent Power Producers & Energy Traders — 3.5%
AES Gener SA, Notes	5.250%	8/15/21	450,000		$454,582	(a)(b)
Atlantic Power Corp., Senior Notes	9.000%	11/15/18	640,000		641,600
Calpine Corp., Senior Secured Notes	7.875%	7/31/20	162,000		175,770	(a)
Calpine Corp., Senior Secured Notes	7.875%	1/15/23	2,891,000		3,115,052	(a)(b)
Colbun SA, Senior Notes	6.000%	1/21/20	750,000		798,461	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Secured Notes	12.250%	3/1/22	980,000		1,095,150	(a)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	6.875%	8/15/17	2,270,000		2,306,887	(a)(b)
Energy Future Intermediate Holding Co. LLC/EFIH Finance Inc., Senior Secured Notes	10.000%	12/1/20	410,000		434,088
First Wind Holdings Inc., Senior Secured Notes	10.250%	6/1/18	940,000		1,019,900	(a)(b)
Foresight Energy LLC/Foresight Energy Corp., Senior Notes	7.875%	8/15/21	900,000		897,750	(a)
Mirant Americas Generation LLC, Senior Notes	9.125%	5/1/31	2,320,000		2,447,600	(b)
Mirant Mid Atlantic LLC, Pass-Through Certificates	9.125%	6/30/17	113,605		121,557
Mirant Mid Atlantic LLC, Pass-Through Certificates	10.060%	12/30/28	282,545		312,213
Total Independent Power Producers & Energy Traders					13,820,610
Multi-Utilities — 0.1%
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	410,000		463,300	(a)
TOTAL UTILITIES					21,458,965
TOTAL CORPORATE BONDS & NOTES (Cost — $396,784,732)					408,177,202
ASSET-BACKED SECURITIES — 0.4%
Finance America Net Interest Margin Trust, 2004-1 A	5.250%	6/27/34	110,125		1	(a)(e)(i)
Greenpoint Manufactured Housing, 1999-2 A2	2.954%	3/18/29	425,000		373,124	(g)
Greenpoint Manufactured Housing, 1999-3 2A2	3.587%	6/19/29	200,000		175,530	(g)
Greenpoint Manufactured Housing, 1999-4 A2	3.691%	2/20/30	200,000		170,199	(g)
Greenpoint Manufactured Housing, 2001-2 IA2	3.685%	2/20/32	350,000		314,207	(g)
Greenpoint Manufactured Housing, 2001-2 IIA2	3.692%	3/13/32	475,000		417,571	(g)
SAIL Net Interest Margin Notes, 2003-6A A	7.000%	7/27/33	14,101		0	(a)(e)(i)(j)
SAIL Net Interest Margin Notes, 2003-7A A	7.000%	7/27/33	42,974		1	(a)(e)(i)
TOTAL ASSET-BACKED SECURITIES (Cost — $1,568,087)					1,450,633
CONVERTIBLE BONDS & NOTES — 0.1%
TELECOMMUNICATION SERVICES — 0.1%
Diversified Telecommunication Services — 0.1%
Axtel SAB de CV, Senior Secured Notes (Cost - $390,851)	7.000%	1/31/20	2,546,000	MXN	285,832	(a)
SENIOR LOANS — 2.4%
CONSUMER DISCRETIONARY — 0.6%
Hotels, Restaurants & Leisure — 0.5%
El Pollo Loco Inc., First Lien Term Loan	9.250 - 10.000%	7/14/17	254,800		261,170	(k)
Equinox Holdings Inc., Second Lien Term Loan	9.750%	7/31/20	710,000		722,425	(k)
Stockbridge SBE Holdings LLC, Term Loan B	13.000%	5/2/17	1,208,333		1,298,958	(k)
Total Hotels, Restaurants & Leisure					2,282,553
Specialty Retail — 0.1%
Gymboree Corp., Initial Term Loan	5.000%	2/23/18	340,000		327,782	(k)
TOTAL CONSUMER DISCRETIONARY					2,610,335
CONSUMER STAPLES — 0.4%
Food Products — 0.4%
AdvancePierre Foods Inc., Second Lien Term Loan	9.500%	10/10/17	310,000		316,200	(k)
Dole Food Co. Inc., Bridge Loan	—	2/21/14	1,350,000		1,350,000	(d)(e)(l)
TOTAL CONSUMER STAPLES					1,666,200

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
ENERGY — 0.1%
Energy Equipment & Services — 0.0%
Frac Tech International LLC, Term Loan B	8.500%	5/6/16	70,000		$68,775	(k)
Oil, Gas & Consumable Fuels — 0.1%
Rice Energy LLC, Second Lien Term Loan	8.500%	10/25/18	189,525		186,682	(k)
TOTAL ENERGY					255,457
HEALTH CARE — 0.5%
Health Care Providers & Services — 0.5%
Tenet Healthcare Corp., Bridge Loan	—	6/24/14	1,900,000		1,900,000	(d)(e)(l)
INDUSTRIALS — 0.3%
Machinery — 0.3%
Intelligrated Inc., Second Lien Term Loan	10.500%	1/30/20	1,190,000		1,225,700	(k)
INFORMATION TECHNOLOGY — 0.2%
IT Services — 0.2%
First Data Corp., Extended 2018 Term Loan B	4.184%	3/23/18	636,236		631,763	(k)
MATERIALS — 0.3%
Chemicals — 0.3%
Kerling PLC, EUR Term Loan	10.000%	6/30/16	400,000	EUR	551,128	(k)
Kronos Inc., Second Lien Term Loan	9.750%	4/30/20	540,000		560,587	(k)
TOTAL MATERIALS					1,111,715
TOTAL SENIOR LOANS (Cost — $9,119,536)					9,401,170
SOVEREIGN BONDS — 21.6%
Argentina — 0.1%
Republic of Argentina, Senior Bonds	7.000%	10/3/15	470,000		422,172
Brazil — 1.6%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/14	1,164,000	BRL	488,894
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	13,828,000	BRL	5,537,523
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/21	1,220,000	BRL	465,479
Total Brazil					6,491,896
Chile — 0.7%
Corporacion Nacional del Cobre de Chile, Senior Notes	3.750%	11/4/20	360,000		350,786	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.875%	11/3/21	1,000,000		964,696	(a)(b)
Corporacion Nacional del Cobre de Chile, Senior Notes	3.000%	7/17/22	640,000		567,743	(a)
Republic of Chile, Senior Notes	3.875%	8/5/20	765,000		786,038
Total Chile					2,669,263
Colombia — 1.2%
Republic of Colombia	11.750%	2/25/20	544,000		786,080
Republic of Colombia, Senior Bonds	7.375%	9/18/37	2,392,000		2,912,260
Republic of Colombia, Senior Bonds	6.125%	1/18/41	330,000		348,562
Republic of Colombia, Senior Notes	7.375%	3/18/19	498,000		601,335
Total Colombia					4,648,237
Croatia — 0.4%
Republic of Croatia, Notes	5.500%	4/4/23	850,000		816,000	(a)
Republic of Croatia, Senior Notes	6.625%	7/14/20	370,000		386,506	(a)
Republic of Croatia, Senior Notes	5.500%	4/4/23	450,000		432,000	(a)
Total Croatia					1,634,506

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †		VALUE
Indonesia — 1.3%
Republic of Indonesia, Notes	3.750%	4/25/22	1,590,000		$1,347,525	(a)
Republic of Indonesia, Notes	5.250%	1/17/42	4,290,000		3,389,100	(a)
Republic of Indonesia, Senior Bonds	6.875%	1/17/18	165,000		179,025	(a)
Republic of Indonesia, Senior Bonds	6.625%	2/17/37	170,000		159,375	(a)
Total Indonesia					5,075,025
Lithuania — 0.5%
Republic of Lithuania, Senior Notes	7.375%	2/11/20	350,000		414,750	(a)
Republic of Lithuania, Senior Notes	6.125%	3/9/21	1,300,000		1,449,500	(a)
Total Lithuania					1,864,250
Mexico — 2.3%
Mexican Bonos, Bonds	8.000%	6/11/20	45,152,800	MXN	3,779,287
Mexican Bonos, Bonds	6.500%	6/9/22	8,317,900	MXN	631,899
Mexican Bonos, Bonds	10.000%	12/5/24	8,750,000	MXN	845,311
Mexican Bonos, Bonds	8.500%	11/18/38	11,620,000	MXN	977,056
United Mexican States, Medium-Term Notes	5.625%	1/15/17	4,000		4,464
United Mexican States, Medium-Term Notes	6.050%	1/11/40	124,000		131,936	(b)
United Mexican States, Senior Notes	5.125%	1/15/20	360,000		397,440	(b)
United Mexican States, Senior Notes	3.625%	3/15/22	1,840,000		1,797,680	(b)
United Mexican States, Senior Notes	4.750%	3/8/44	770,000		674,905	(b)
Total Mexico					9,239,978
Panama — 0.2%
Republic of Panama, Senior Bonds	9.375%	4/1/29	475,000		666,187
Republic of Panama, Senior Bonds	6.700%	1/26/36	9,000		10,035
Republic of Panama, Senior Bonds	4.300%	4/29/53	290,000		217,500
Total Panama					893,722
Peru — 1.2%
Republic of Peru, Bonds	6.550%	3/14/37	1,083,000		1,229,205
Republic of Peru, Global Senior Bonds	7.350%	7/21/25	50,000		62,250
Republic of Peru, Senior Bonds	8.750%	11/21/33	2,314,000		3,216,460
Republic of Peru, Senior Bonds	5.625%	11/18/50	259,000		255,115
Total Peru					4,763,030
Philippines — 0.3%
Republic of the Philippines, Senior Bonds	5.500%	3/30/26	1,140,000		1,219,800	(b)
Poland — 1.2%
Republic of Poland, Senior Notes	6.375%	7/15/19	1,660,000		1,907,340	(b)
Republic of Poland, Senior Notes	5.125%	4/21/21	890,000		950,075	(b)
Republic of Poland, Senior Notes	5.000%	3/23/22	2,082,000		2,182,977	(b)
Total Poland					5,040,392
Russia — 3.8%
RSHB Capital, Loan Participation Notes, Senior Notes	9.000%	6/11/14	340,000		358,921	(a)
RSHB Capital, Loan Participation Notes, Senior Notes	6.299%	5/15/17	879,000		929,437	(a)
Russian Federal Bond, Bonds	7.400%	6/14/17	104,942,000	RUB	3,236,610
Russian Foreign Bond - Eurobond, Senior Bonds	7.500%	3/31/30	6,134,702		7,087,483	(a)(f)
Russian Foreign Bond - Eurobond, Senior Notes	5.625%	4/4/42	3,600,000		3,591,000	(a)(f)
Total Russia					15,203,451
Turkey — 2.6%
Republic of Turkey, Notes	6.750%	5/30/40	812,000		802,053	(b)
Republic of Turkey, Notes	4.875%	4/16/43	7,500,000		5,870,625	(f)
Republic of Turkey, Senior Bonds	5.625%	3/30/21	500,000		503,875

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE	MATURITY DATE	FACE AMOUNT †	VALUE
Republic of Turkey, Senior Notes	7.500%	7/14/17	3,000,000	$3,357,000	(b)
Total Turkey				10,533,553
Uruguay — 0.2%
Republic of Uruguay, Senior Notes	4.500%	8/14/24	980,000	945,700
Venezuela — 4.0%
Bolivarian Republic of Venezuela, Collective Action Securities, Senior Notes	10.750%	9/19/13	875,000	879,156
Bolivarian Republic of Venezuela, Global Senior Bonds	8.500%	10/8/14	365,000	368,468
Bolivarian Republic of Venezuela, Senior Bonds	5.750%	2/26/16	13,261,000	11,901,747	(a)(b)(f)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	240,000	193,200
Bolivarian Republic of Venezuela, Senior Bonds	9.375%	1/13/34	1,608,000	1,254,240	(b)
Bolivarian Republic of Venezuela, Senior Notes	7.750%	10/13/19	1,700,000	1,398,250	(a)
Total Venezuela				15,995,061
TOTAL SOVEREIGN BONDS (Cost — $91,814,390)				86,640,036

			SHARES
COMMON STOCKS — 1.7%
CONSUMER DISCRETIONARY — 0.0%
Hotels, Restaurants & Leisure — 0.0%
Bossier Casino Venture Holdco Inc.			46,209	92,418	*(d)(e)
Household Durables — 0.0%
William Lyon Homes, Class A Shares			1,804	37,181	*
TOTAL CONSUMER DISCRETIONARY				129,599
FINANCIALS — 1.1%
Diversified Financial Services — 0.9%
Citigroup Inc.			75,394	3,643,792	(b)
Real Estate Management & Development — 0.2%
Realogy Holdings Corp.			12,979	549,401	*
Realogy Holdings Corp.			6,391	270,531	*(d)(e)
Total Real Estate Management & Development				819,932
TOTAL FINANCIALS				4,463,724
INDUSTRIALS — 0.6%
Building Products — 0.0%
Nortek Inc.			247	16,537	*
Marine — 0.6%
DeepOcean Group Holding AS			56,705	1,592,276	*(d)(e)
Horizon Lines Inc., Class A Shares			402,515	543,395	*
Total Marine				2,135,671
TOTAL INDUSTRIALS				2,152,208
TOTAL COMMON STOCKS (Cost — $6,497,884)				6,745,531
CONVERTIBLE PREFERRED STOCKS — 0.0%
MATERIALS — 0.0%
Metals & Mining — 0.0%
ArcelorMittal (Cost - $145,000)	6.000%		5,800	120,408

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

SECURITY	RATE		SHARES	VALUE
PREFERRED STOCKS — 0.8%
ENERGY — 0.2%
Oil, Gas & Consumable Fuels — 0.2%
Sanchez Energy Corp., Series B	6.500%		9,900	$586,872	(a)
FINANCIALS — 0.6%
Consumer Finance — 0.6%
GMAC Capital Trust I	8.125%		90,029	2,386,669	(g)
Diversified Financial Services — 0.0%
Citigroup Capital XIII	7.875%		5,950	163,625	(g)
TOTAL FINANCIALS				2,550,294
TOTAL PREFERRED STOCKS (Cost — $2,832,850)				3,137,166

		EXPIRATION DATE	WARRANTS
WARRANTS — 0.0%
Bolivarian Republic of Venezuela, Oil-linked payment obligations		4/15/20	2,675	70,219
SemGroup Corp.		11/30/14	3,390	100,988	*(d)(e)
TOTAL WARRANTS (Cost — $82,925)				171,207
TOTAL INVESTMENTS — 128.9% (Cost — $509,236,255#)				516,129,185
Liabilities in Excess of Other Assets — (28.9)%				(115,699,799)
TOTAL NET ASSETS — 100.0%				$400,429,386

†	Face amount denominated in U.S. dollars, unless otherwise noted.
*	Non-income producing security.
(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(b)	All or a portion of this security is pledged as collateral pursuant to the loan agreement.
(c)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional debt securities.
(d)	Security is valued in good faith in accordance with procedures approved by the Board of Directors (See Note 1).
(e)	Illiquid security.
(f)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(g)	Variable rate security. Interest rate disclosed is as of the most recent information available.
(h)	Security has no maturity date. The date shown represents the next call date.
(i)	The coupon payment on these securities is currently in default as of August 31, 2013.
(j)	Value is less than $1.
(k)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.
(l)	All or a portion of this loan is unfunded as of August 31, 2013. The interest rate for fully unfunded term loans is to be determined.
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:
	BRL	- Brazilian Real
	EUR	- Euro
	GBP	- British Pound
	MXN	- Mexican Peso
	OJSC	- Open Joint Stock Company
	RUB	- Russian Ruble

Summary of Investments by Country**

United States	50.4%
Mexico	5.1
Russia	4.7
United Kingdom	4.6
Brazil	4.2
Luxembourg	3.5
Venezuela	3.1

See Notes to Schedule of Investments.

WESTERN ASSET GLOBAL HIGH INCOME FUND INC.

Schedule of investments (unaudited) (cont’d)

August 31, 2013

Germany	2.7
Turkey	2.1
Colombia	1.6
Indonesia	1.5
Spain	1.5
Italy	1.4
Peru	1.2
Poland	1.2
Australia	1.2
Chile	1.1
South Africa	1.1
France	1.1
Netherlands	0.9
India	0.7
Malaysia	0.5
Norway	0.4
Ireland	0.4
Lithuania	0.4
Croatia	0.3
United Arab Emirates	0.3
Belgium	0.3
Qatar	0.3
Philippines	0.2
Argentina	0.2
China	0.2
Trinidad and Tobago	0.2
Uruguay	0.2
Panama	0.2
Switzerland	0.2
Canada	0.2
Japan	0.2
Sweden	0.1
Singapore	0.1
Czech Republic	0.1
South Korea	0.1
Cayman Islands	0.0	†
	100.0%

† Represents less than 0.1%.

** As a percentage of total investments.  Please note that the Fund holdings are as of August 31, 2013 and are subject to change.

See Notes to Schedule of Investments.

Notes to schedule of investments (unaudited)

1. Organization and significant accounting policies

Western Asset Global High Income Fund Inc. (the “Fund”) was incorporated in Maryland and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Board of Directors authorized 100 million shares of $0.001 par value common stock. The Fund’s primary investment objective is high current income. The Fund’s secondary objective is total return.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities.  Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Directors.

The Board of Directors is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North American Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Directors, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Directors. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Directors, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Directors quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•                  Level 1—quoted prices in active markets for identical investments

Notes to schedule of investments (unaudited) (continued)

•                  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•                  Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$406,919,385	$1,257,817	$408,177,202
Asset-backed securities	—	1,450,633	—	1,450,633
Convertible bonds & notes	—	285,832	—	285,832
Senior loans	—	9,401,170	—	9,401,170
Sovereign bonds	—	86,640,036	—	86,640,036
Common stocks:
Consumer discretionary	$37,181	—	92,418	129,599
Financials	4,193,193	270,531	—	4,463,724
Industrials	559,932	—	1,592,276	2,152,208
Convertible preferred stocks	120,408	—	—	120,408
Preferred stocks	2,550,294	586,872	—	3,137,166
Warrants	—	70,219	100,988	171,207
Total investments	$7,461,008	$505,624,678	$3,043,499	$516,129,185
Other financial instruments:
Forward foreign currency contracts	—	245,591	—	245,591
Total	$7,461,008	$505,870,269	$3,043,499	$516,374,776

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other financial instruments:
Futures contracts	$277	—	—	$277
Forward foreign currency contracts	—	$279,651	—	279,651
Total	$277	$279,651	—	$279,928

†See Schedule of Investments for additional detailed categorizations.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, the Fund acquires a debt security subject to an obligation of the seller to repurchase, and of the Fund to resell, the security at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked-to-market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or

Notes to schedule of investments (unaudited) (continued)

becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded.

Futures contracts involve, to varying degrees, risk of loss. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund enters into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

When entering into a forward foreign currency contract, the Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation.  Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market (“OTC Swaps”) or may be executed on a registered exchange (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a receivable or payable for variation margin. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of August 31, 2013, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended August 31, 2013, see Note 3.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage.  CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified

Notes to schedule of investments (unaudited) (continued)

return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum potential amount of future payments (undiscounted) that the Fund could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of credit default swap agreements on corporate or sovereign issues are disclosed in the Notes to the Schedule of Investments and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for credit derivatives. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. Credit default swaps are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(h) Written Option. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss.  When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(i) Swaptions. The Fund purchases and writes swaption contracts to manage exposure to an underlying instrument. The Fund may also purchase or write swaptions to manage exposure to fluctuations in interest rates or to enhance yield. Swaption contracts written by the Fund represent an option that gives the purchaser the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date. Swaption contracts purchased by the Fund represent an option that gives the Fund the right, but not the obligation, to enter into a previously agreed upon swap contract at a future date.

When the Fund writes a swaption, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the swaption written. If the swaption expires, the Fund realizes a gain equal to the amount of the premium received.

When the Fund purchases a swaption, an amount equal to the premium paid by the Fund is recorded as an investment, the value of which is marked-to-market daily to reflect the current market value of the swaption purchased. If the swaption expires, the Fund realizes a loss equal to the amount of the premium paid.

Notes to schedule of investments (unaudited) (continued)

Swaptions are marked-to-market daily based upon quotations from market makers.

(j) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(k) Unfunded loan commitments. The Fund may enter into certain credit agreements all or a portion of which may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At August 31, 2013, the Fund had sufficient cash and/or securities to cover these commitments.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s investment manager attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the investment manager. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Securities pledged as collateral, if any, to cover the obligations of the Fund under derivative contracts, are noted in the Schedule of Investments.

As of August 31, 2013, the Fund held forward foreign currency contracts with credit related contingent features which had a liability position of $279,651. If a contingent feature in the master agreements would have been triggered, the Fund would have been required to pay this amount to its derivatives counterparties.

(n) Security transactions.  Security transactions are accounted for on a trade date basis.

2.  Investments

At August 31, 2013, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$27,245,771
Gross unrealized depreciation	(20,352,841)
Net unrealized appreciation	$6,892,930

Notes to schedule of investments (unaudited) (continued)

Transactions in reverse repurchase agreements for the Fund during the period ended August 31, 2013 were as follows:

Average	Weighted	Maximum
Daily	Average	Amount
Balance*	Interest Rate*	Outstanding
$22,196,844	0.63%	$26,248,242

* Averages based on the number of days that Fund had reverse repurchase agreements outstanding.

Interest rates on reverse repurchase agreements ranged from 0.40% to 0.90% during the period ended August 31, 2013. Interest expense incurred on reverse repurchase agreements totaled $35,329.

At August 31, 2013, the Fund had the following open reverse repurchase agreements:

Counterparty	Rate	Effective Date	Maturity Date	Face Amount of Reverse Repurchase Agreements
Deutsche Bank Securities Inc.	0.60%	7/18/2012	TBD*	$5,451,830
Deutsche Bank Securities Inc.	0.55%	2/25/2013	TBD*	6,991,648
Deutsche Bank Securities Inc.	0.40%	6/27/2013	TBD*	2,982,904
Deutsche Bank Securities Inc.	0.50%	6/27/2013	TBD*	4,985,306
Deutsche Bank Securities Inc.	0.90%	6/27/2013	TBD*	5,836,554
				$26,248,242

* TBD — To Be Determined; These reverse repurchase agreements have no maturity dates because they are renewed daily and can be terminated by either the Fund or the counterparty in accordance with the terms of the agreements.

On August 31, 2013, the total market value of underlying collateral (refer to the Schedule of Investments for positions held at the counterparty as collateral for reverse repurchase agreements) for open reverse repurchase agreements was $35,239,954.

During the period ended August 31, 2013, written option transactions for the Fund were as follows:

	Notional Amount	Premiums
Written options, outstanding as of May 31, 2013	$9,000,000	$74,700
Options written	9,000,000	39,600
Options closed	—	—
Options exercised	(9,000,000)	(74,700)
Options expired	(9,000,000)	(39,600)
Written options, outstanding as of August 31, 2013	—	—

At August 31, 2013, the Fund had the following open futures contracts:

	NUMBER OF CONTRACTS	EXPIRATION DATE	BASIS VALUE	MARKET VALUE	UNREALIZED LOSS
Contracts to Buy:
U.S. Treasury 10-Year Notes	30	12/13	$3,728,715	$3,728,438	$(277)

Notes to schedule of investments (unaudited) (continued)

At August 31, 2013, the Fund had the following open forward foreign currency contracts:

FOREIGN CURRENCY	COUNTERPARTY	LOCAL CURRENCY	MARKET VALUE	SETTLEMENT DATE	UNREALIZED GAIN (LOSS)
Contracts to Buy:
Euro	Barclays Bank PLC	2,400,000	$3,172,230	9/30/13	$(29,418)
Euro	Citibank N.A.	109,000	144,098	11/15/13	(390)
Euro	Credit Suisse	145,000	191,690	11/15/13	(1,311)
Mexican Peso	Morgan Stanley & Co.	50,397,085	3,748,059	11/15/13	(189,090)
Mexican Peso	Morgan Stanley & Co.	2,000,000	148,741	11/15/13	(7,442)
					(227,651)
Contracts to Sell:
British Pound	Credit Suisse	1,583,000	2,451,840	11/15/13	(20,433)
British Pound	UBS AG	2,413,971	3,738,896	11/15/13	(31,567)
Euro	Citibank N.A.	8,986,907	11,880,679	11/15/13	43,914
Euro	Credit Suisse	4,060,753	5,368,310	11/15/13	28,114
Euro	UBS AG	245,000	323,890	11/15/13	3,036
Euro	UBS AG	23,412,855	30,951,762	11/15/13	162,237
Polish Zloty	Citibank N.A.	1,742,895	536,927	11/15/13	8,290
					193,591
Net unrealized loss on open forward foreign currency contracts					$(34,060)

3. Derivative instruments and hedging activities

GAAP requires enhanced disclosure about an entity’s derivative and hedging activities.

The following is a summary of the Fund’s derivative instruments categorized by risk exposure at August 31, 2013.

	Futures Contracts	Forward Foreign Currency Contracts
Primary Underlying Risk	Unrealized Depreciation	Unrealized Appreciation	Unrealized Depreciation	Total
Interest Rate Risk	$(277)	—	—	$(277)
Foreign Exchange Risk	—	$245,591	$(279,651)	(34,060)
Total	$(277)	$245,591	$(279,651)	$(34,337)

During the period ended August 31, 2013, the volume of derivative activity for the Fund was as follows:

Average market value
Purchased options†	$25,160
Written options†	34,251
Forward foreign currency contracts (to buy)	6,782,576
Forward foreign currency contracts (to sell)	57,867,688
Futures contracts (to buy)	2,829,609
Average notional balance
Credit default swap contracts (to buy protection)†	$3,388,925

† At August 31, 2013, there were no open positions held in this derivative.

ITEM 2.                                                  CONTROLS AND PROCEDURES.

(a)                                 The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)                                 There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal quarter that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 3.                                                  EXHIBITS.

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Western Asset Global High Income Fund Inc.

By	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: October 25, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/Kenneth D. Fuller
Kenneth D. Fuller
Chief Executive Officer

Date: October 25, 2013

By	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date: October 25, 2013